DELAWARE GROUP® EQUITY FUNDS IV
Delaware Equity Income Fund
Delaware Total Return Fund

DELAWARE GROUP FOUNDATION FUNDS
Delaware Strategic Allocation Fund

DELAWARE GROUP EQUITY FUNDS I
Delaware Mid Cap Value Fund

(each a “Fund” and together, the “Funds”)

Supplement to the Funds’ Summary and Statutory Prospectuses and
Statement of Additional Information

On November 10, 2022, the Boards of Trustees of Delaware Group Equity Funds IV, Delaware Group Foundation Funds, and Delaware Group Equity Funds I approved the reorganization (Reorganization) of each Fund into and with a substantially similar fund and class of another Delaware Fund as shown in the table below (each, a “Reorganization” and together, the “Reorganizations”):

Acquired Funds/Classes	Acquiring Funds/Classes
Delaware Equity Income Fund, a series of Delaware Group Equity Funds IV	Delaware Growth and Income Fund, a series of Delaware Group Equity Funds IV
Class A	Class A
Institutional Class	Institutional Class
Class R6	Class R6
Delaware Total Return Fund, a series of Delaware Group Equity Funds IV	Delaware Wealth Builder Fund, a series of Delaware Group Equity Funds V
Class A	Class A
-	Class C
Institutional Class	Institutional Class
-	Class R
Class R6	Class R6*
Delaware Strategic Allocation Fund, a series of Delaware Group Foundation Funds	Delaware Wealth Builder Fund, a series of Delaware Group Equity Funds V
Class A	Class A
Class C	Class C
Class R	Class R
Institutional Class	Institutional Class
Delaware Mid Cap Value Fund, a series of Delaware Group Equity Funds I	Delaware Opportunity Fund, a series of Delaware Group Equity Funds IV
Class A	Class A
Class C	Class C*
Institutional Class	Institutional Class
Class R	Class R*
-	Class R6
* To be newly created before the Reorganization date.

It is anticipated that the Acquired Funds’ shareholders will receive a prospectus/information statement in January 2023 providing them with information about the Reorganizations and the Acquiring Funds. The Reorganizations are expected to take place on or about March 10, 2023 (Reorganization Date).

Effective the date of the supplement, contingent deferred sales charges will be waived on redemptions from the Acquired Funds through Reorganization Date.

Effective as of the close of business on March 3, 2023, the Acquired Funds will close to new investors and existing shareholders.

Prior to the closing of each Reorganization, each Acquired Fund will distribute to its shareholders, in one or more distributions, all of its income and gains (net of available capital loss carryovers) not previously distributed for taxable years ending on or prior to the date of closing of the Reorganization.

Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in a Fund or acting on a distribution check.

Delaware Management Company is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). None of the entities noted in this document is an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia) and the obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (Macquarie Bank). Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these entities. In addition, if this document relates to an investment (a) each investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group company guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

Please keep this Supplement for future reference.

This Supplement is dated November 10, 2022.